                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): March 8, 2004
                                                          -------------



                               DT Industries, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     0-23400                44-0537828
(State or Other Jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)

                 907 W. Fifth Street, Dayton, OH                  45407
                 -------------------------------                  -----
              (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number, including area code (937) 586-5600
                                                            --------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

As previously announced by DT Industries, Inc. (the "Company"), on March 8, 2004, the Company sold substantially all of the assets (the "Sale") of its Packaging Systems division (the "Division") to Nova Packaging Systems, Inc. and Swiftpack Automation UK Limited (collectively, the "Purchasers"). The Division was comprised of the Company's Pharma Group, Inc. ("Pharma") and DT Packaging Systems Limited ("DT Packaging") subsidiaries. The former President of Pharma and the Managing Director of DT Packaging participated in the Sale as equity holders in the Purchasers and received transaction bonuses upon the consummation of the Sale.

The assets involved in the Sale included equipment, inventory, intellectual property, accounts receivable and interests in leased property of the Division. The purchase price was $12.5 million in cash, which resulted from a bid submitted by the Purchasers in an auction process conducted by the Company's financial adviser. The Purchasers also assumed certain liabilities of the Division. After deducting transaction and related expenses and an approximately $758,000 working capital adjustment, the Company received approximately $10.46 million in net cash proceeds, all of which was used to reduce outstanding indebtedness under the Company's senior credit facility.

The foregoing description of the Sale does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement entered into in connection therewith. A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  None.

         (b)      Pro Forma Financial Information.

The unaudited pro forma financial information presented below gives effect to the Sale, but does not give effect to the sale of the Company's Converting Technologies division as announced on January 20, 2004. The December 28, 2003 unaudited pro forma condensed consolidated balance sheet is presented as if the Sale was effective on December 28, 2003. The unaudited pro forma condensed consolidated statement of operations for the fiscal year ended June 29, 2003 assumes the Sale was effective as of the beginning of the fiscal year ended June 29, 2003. An unaudited pro forma condensed consolidated statement of operations for the six months ended December 28, 2003 is not included below because the Company's historical financial statements for that period already reflected the results of the Division in discontinued operations and, therefore, the loss from continuing operations already reflected a reduction in the amount of interest that the Company would have paid to its senior lenders if the proceeds from the Sale had been used to repay indebtedness as of the beginning of that period.

The unaudited pro forma financial information contained herein represents, in the opinion of management, all adjustments necessary to present the Company's pro forma results of operations and financial position in accordance with applicable regulations and is based upon available information and certain assumptions considered reasonable under the circumstances. This information is presented for illustrative purposes only and may not necessarily be indicative of what the Company's financial position or results of operations would have been had the Sale been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company's financial position or results of operations for any future period or date.

The unaudited pro forma financial information presented below should be read in conjunction with the consolidated financial statements and related footnotes contained in the Company's Annual Report on Form 10-K for the fiscal year ended June 29, 2003 and the Company's Quarterly Report on Form 10-Q/A for the period ended December 28, 2003.

DT INDUSTRIES, INC.
CONSOLIDATED PRO FORMA CONDENSED BALANCE SHEET
DECEMBER 28, 2003
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)




                                                                                    December 28, 2003
                                                                   -------------------------------------------------
                                                                                         Pro Forma         Pro Forma
                                                                      Historical        Adjustments         Results
                                                                   --------------       -----------        ---------
                                                                   (as previously        (see note
                                                                     restated)             below)
                                        ASSETS
Current assets:
   Cash and cash equivalents                                          $   1,798         $                 $   1,798
   Accounts receivable, net                                              26,656                              26,656
   Costs and estimated earnings in excess of amounts billed
      on uncompleted contracts                                           28,865                              28,865
   Inventories, net                                                      10,160                              10,160
   Prepaid expenses and other                                             3,533                               3,533
   Assets of discontinued operations                                     25,065           (16,214)            8,851
                                                                      ---------         ---------         ---------
      Total current assets                                               96,077           (16,214)           79,863
Property, plant and equipment, net                                       26,434                              26,434
Goodwill                                                                 63,656                              63,656
Other assets, net                                                         3,881                               3,881
                                                                      ---------         ---------         ---------
                                                                      $ 190,048         $ (16,214)        $ 173,834
                                                                      =========         =========         ========-
                            LIABILITIES AND STOCKHOLDERS'
EQUITY
Current liabilities:
   Senior secured term and revolving credit facilities                $  47,422         $ (10,453)        $  36,969
   Current portion of other long-term debt                                   45                                  45
   Accounts payable                                                      14,578                              14,578
   Customer advances                                                      5,908                               5,908
   Billings in excess of costs and estimated earnings on
      uncompleted contracts                                              10,267                              10,267
   Accrued liabilities                                                   23,266                              23,266
   Liabilities related to discontinued operations                        13,606           (10,703)            2,903
                                                                      ---------         ---------         ---------
      Total current liabilities                                         115,092           (21,156)           93,936
Other long-term liabilities                                              25,872                              25,872
Commitments and contingencies
Company-obligated, mandatorily redeemable convertible
preferred
     securities of subsidiary DT Capital Trust holding                   37,807                              37,807
solely
     convertible junior subordinated debentures of the Company
Stockholders' equity:
   Preferred stock, $0.01 par value; 1,500,000 shares
      authorized; no shares issued and outstanding                          ---                                 ---
   Common stock, $0.01 par value; 100,000,000 shares
   authorized; 23,601,732 and 23,647,932 shares issued and
   outstanding at December 28, 2003 and June 29, 2003,
   respectively                                                             246                                 246
   Additional paid-in capital                                           188,060                             188,060
   Accumulated deficit                                                 (133,500)            4,942          (128,558)
   Accumulated other comprehensive (loss)                               (20,845)          (20,845)
   Unearned portion of restricted stock                                    (114)                               (114)
   Less - Treasury stock 1,029,688 and 983,488 shares at
      December 28, 2003 and June 29, 2003, respectively), at cost       (22,570)                            (22,570)
                                                                      ---------         ---------         ---------
      Total stockholders' equity                                         11,277             4,942            16,219
                                                                      ---------         ---------         ---------
                                                                      $ 190,048         $ (16,214)        $ 173,834
                                                                      =========         =========         =========

DT INDUSTRIES, INC.
CONSOLIDATED PRO FORMA CONDENSED BALANCE SHEET
DECEMBER 28, 2003
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)


             Note to Consolidated Pro Forma Condensed Balance Sheet

The Pro Forma Adjustments to the Consolidated Condensed Balance Sheet as of December 28, 2003 include eliminating the assets of, and liabilities related to, the discontinued operations of the Division. The pro forma reduction in the senior secured term and revolving credit facilities line item on the Consolidated Condensed Balance Sheet reflects that the net proceeds from the Sale were used to repay outstanding indebtedness under the Company's senior secured term and revolving credit facilities. Because the Company received proceeds in excess of its investment in the Division, a pro forma gain on the Sale was recorded as a reduction in the Company's accumulated deficit account.

The remaining assets of and liabilities related to discontinued operations represent the balances of the Converting Technologies division which was sold in January 2004. The Converting Technologies division did not constitute a significant portion of the Company's business and the impact of its sale was not required to be included in these pro forma adjustments.

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DT INDUSTRIES, INC.
CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF INCOME
FOR THE YEAR ENDED JUNE 29, 2003
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)




                                                                                     Year Ended June 29, 2003
                                                                       -----------------------------------------------------
                                                                                             Pro Forma            Pro Forma
                                                                        Historical           Adjustments           Results
                                                                       --------------       ------------       --------------
                                                                                             (see note
                                                                                               below)
Net sales                                                              $    241,066         $    (34,446)      $    206,620
Cost of sales                                                               199,471              (24,546)           174,925
                                                                       ------------         ------------       --------------
      Gross profit                                                           41,595               (9,900)              31,695
Selling, general and administrative expenses                                 51,337               (7,697)              43,640
Goodwill asset impairment                                                    51,880              (20,990)              30,890
Restructuring and related items                                               2,200                2,200
Net loss on disposal of assets                                                  974                 (250)                 724
                                                                       ------------         ------------       --------------
      Operating (loss)                                                      (64,796)             (19,037)             (45,759)
Interest expense, net                                                         6,340                 (850)               5,490
Accrued dividends on Company-obligated, mandatorily
   redeemable convertible preferred securities of subsidiary DT
   Capital Trust holding solely convertible junior
   subordinated debentures of the Company                                   1,604                                       1,604
                                                                       ------------         ------------       --------------
      Loss from continuing operations before benefit for income
        taxes                                                               (72,740)             (19,887)             (52,853)
Provision for income taxes                                                    4,857                                     4,857
                                                                       ------------         ------------       --------------
      Loss from continuing operations                                  $    (77,597)        $    (19,887)      $      (57,710)
                                                                       ============         ============       ==============

Net loss per common share:
   Basic from continuing operations                                    $      (3.28)        $      (0.84)      $        (2.44)
                                                                       ============         ============       ==============
   Diluted from continuing operations                                  $      (3.28)        $      (0.84)      $        (2.44)
                                                                       ============         ============       ==============
Weighted average common shares outstanding:
   Basic                                                                 23,650,439                                23,650,439
   Diluted                                                               23,650,439                                23,650,439


                 Note to Pro Forma Condensed Statement of Income

The Pro Forma Adjustments for the Fiscal Year Ended June 29, 2003 represent (1) eliminating the net sales, cost of sales, and other amounts comprising the operating (loss) of the Division for the period presented, and (2) a reduction in the amount of interest that the Company would have paid to its senior lenders if the proceeds from the Sale had been used to repay the Company's indebtedness as of the beginning of the period presented.

(c)      Exhibits.

            * Exhibit 2. Asset Purchase Agreement, dated as of March 8, 2004, by and among Nova Packaging Systems, Inc., and Swiftpack Automation UK Limited and DT Industries, Inc., Pharma Group, Inc., and DT Packaging Systems Ltd.

         -----------
         * The schedules and exhibits to the Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DT INDUSTRIES, INC.

                                  By: /s/ Dennis S. Dockins
                                      ------------------------------------------
                                       Dennis S. Dockins
                                       General Counsel and Secretary



Dated: March 23, 2004

                                  EXHIBIT INDEX

     EXHIBIT                      DESCRIPTION OF EXHIBIT
     NUMBER

        2 Asset Purchase Agreement, dated as of March 8, 2004, by and among Nova Packaging Systems, Inc., and Swiftpack Automation UK Limited and DT Industries, Inc., Pharma Group, Inc., and DT Packaging Systems Ltd.


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